Exhibit (g.5)

Custodian Agreement

Appendix A

Index Series

iShares Cohen & Steers Realty Majors Index Fund

iShares Dow Jones EPAC Select Dividend Index Fund

iShares Dow Jones Select Dividend Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Aerospace & Defense Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Broker-Dealers Index Fund

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

iShares Dow Jones U.S. Consumer Services Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Healthcare Providers Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

iShares Dow Jones U.S. Pharmaceuticals Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Regional Banks Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Total Market Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

iShares FTSE NAREIT Real Estate 50 Index Fund

iShares FTSE NAREIT Residential Index Fund

iShares FTSE NAREIT Industrial/Office Index Fund

iShares FTSE NAREIT Retail Index Fund

iShares FTSE NAREIT Mortgage REITs Index Fund

iShares FTSE/Xinhua China 25 Index Fund

iShares Goldman Sachs Natural Resources Index Fund

iShares Goldman Sachs Networking Index Fund

iShares Goldman Sachs Semiconductor Index Fund

iShares Goldman Sachs Software Index Fund

iShares Goldman Sachs Technology Index Fund

iShares iBoxx $ High Yield Corporate Bond Fund

iShares iBoxx $ Investment Grade Corporate Bond Fund (formerly known as GS $ InvesTopTM Corporate Bond Fund)

iShares KLD 400 Social Index Fund

iShares KLD Select SocialSM Index Fund

iShares Lehman 1-3 Year Credit Bond Fund

iShares Lehman 1-3 Year Treasury Bond Fund

Custodian Agreement

Appendix A (continued)

Index Series

iShares Lehman 3-7 Year Treasury Bond Fund

iShares Lehman 7-10 Year Treasury Bond Fund

iShares Lehman 10-20 Year Treasury Bond Fund

iShares Lehman 20+ Year Treasury Bond Fund

iShares Lehman Aggregate Bond Fund

iShares Lehman Credit Bond Fund

iShares Lehman Government/Credit Bond Fund

iShares Lehman Intermediate Credit Bond Fund

iShares Lehman Intermediate Government/Credit Bond Fund

iShares Lehman MBS Fixed-Rate Bond Fund

iShares Lehman Short Treasury Bond Fund

iShares Lehman TIPS Bond Fund

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

iShares MSCI EAFE Growth Index Fund

iShares MSCI EAFE Index Fund

iShares MSCI EAFE Value Index Fund

iShares Nasdaq Biotechnology Index Fund

iShares NYSE 100 Index Fund

iShares NYSE Composite Index Fund

iShares Russell 1000 Growth Index Fund

iShares Russell 1000 Index Fund

iShares Russell 1000 Value Index Fund

iShares Russell 2000 Growth Index Fund

iShares Russell 2000 Index Fund

iShares Russell 2000 Value Index Fund

iShares Russell 3000 Growth Index Fund

iShares Russell 3000 Index Fund

iShares Russell 3000 Value Index Fund

iShares Russell MicrocapTM Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Index Fund

iShares Russell Midcap Value Index Fund

iShares S&P 100 Index Fund

iShares S&P 1500 Index Fund

iShares S&P 500 Growth Index Fund

iShares S&P 500 Index Fund

iShares S&P 500 Value Index Fund

Custodian Agreement

Appendix A (continued)

Index Series

iShares S&P Europe 350 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Telecommunications Sector Index Fund

iShares S&P Global Utilities Sector Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P MidCap 400 Growth Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P MidCap 400 Value Index Fund

iShares S&P National Municipal Bond Fund

iShares S&P SmallCap 600 Growth Index Fund

iShares S&P SmallCap 600 Index Fund

iShares S&P SmallCap 600 Value Index Fund

iShares S&P/TOPIX 150 Index Fund

iShares S&P U.S. Preferred Stock Index Fund

iShares S&P World ex-U.S. Property Index Fund

Approved by the Board of Trustees of iShares Trust on June 13-14, 2007.